UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Francis C. Poli 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2017

Item 1. Schedule of Investments

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 28.6%
BANKS 9.2%
Bank of America Corp., 6.20%, Series CC(a)	79,557	$2,126,559
Bank of America Corp., 6.00%, Series EE(a)	79,820	2,122,414
Bank of America Corp., 6.50%, Series Y(a)	88,230	2,376,916
Capital One Financial Corp., 5.20%, Series G(a)	99,000	2,491,830
Citigroup, 7.125% to 9/30/23, Series J (a),(b)	39,953	1,158,237
Citigroup, 6.875% to 11/15/23, Series K (a),(b)	83,175	2,411,243
Citigroup, 6.30%, Series S(a)	102,777	2,793,479
Huntington Bancshares, 6.25%, Series D(a)	59,156	1,622,058
JPMorgan Chase & Co., 6.125%, Series Y(a)	55,000	1,471,250
New York Community Bancorp, 6.375% to 3/7/27, Series A (a),(b)	62,509	1,824,638
PrivateBancorp, 7.125%, due 10/30/42	35,623	896,025
Regions Financial Corp., 6.375% to 9/15/24, Series B (a),(b)	73,000	2,086,340
TCF Financial Corp., 5.70%, Series C(a)	89,600	2,283,904
Wells Fargo & Co., 6.625% to 3/15/24(a),(b)	40,564	1,172,705
Wells Fargo & Co., 5.50%, Series X(a)	63,000	1,619,730
Wells Fargo & Co., 5.625%, Series Y(a)	89,875	2,353,826
		30,811,154
BANKS—FOREIGN 0.3%
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)(a)	40,603	1,035,782

ELECTRIC 3.1%
INTEGRATED ELECTRIC 1.8%
Alabama Power Co., 5.00%, Series A(a)	44,000	1,134,760
DTE Energy Co., 5.375%, due 6/1/76, Series B	51,859	1,340,555
Georgia Power Co., 5.00%, due 10/1/77, Series 2017	37,325	938,351
Integrys Holdings, 6.00% to 8/1/23, due 8/1/73(b)	87,832	2,499,918
		5,913,584
REGULATED ELECTRIC 1.3%
Southern Co./The, 6.25%, due 10/15/75	159,308	4,365,039
TOTAL ELECTRIC		10,278,623

FINANCIAL 5.7%
DIVERSIFIED FINANCIAL SERVICES 1.3%
KKR & Co. LP, 6.75%, Series A(a)	88,000	2,404,160
State Street Corp., 5.35% to 3/15/26, Series G (a),(b)	32,825	893,496

	Number of Shares	Value
Stifel Financial Corp., 6.25%, Series A(a)	42,325	$1,136,003
		4,433,659
INVESTMENT BANKER/BROKER 4.4%
Carlyle Group LP/The, 5.875%, Series A(a)	134,800	3,448,184
Charles Schwab Corp./The, 5.95%, Series D(a)	66,145	1,795,175
Morgan Stanley, 6.875% to 1/15/24, Series F (a),(b)	123,526	3,568,666
Morgan Stanley, 6.375% to 10/15/24, Series I (a),(b)	123,987	3,513,792
Morgan Stanley, 5.85% to 4/15/27, Series K (a),(b)	91,075	2,489,991
		14,815,808
TOTAL FINANCIAL		19,249,467

INDUSTRIALS—CHEMICALS 2.1%
CHS, 6.75% to 9/30/24(a),(b)	72,040	1,984,702
CHS, 7.50%, Series 4(a)	64,655	1,854,305
CHS, 7.10% to 3/31/24, Series II (a),(b)	111,057	3,221,764
		7,060,771
INSURANCE 3.3%
MULTI-LINE 0.7%
WR Berkley Corp., 5.75%, due 6/1/56	89,350	2,343,651

MULTI-LINE—FOREIGN 0.6%
PartnerRe Ltd., 6.50%, Series G (Bermuda)(a)	76,959	2,080,971

PROPERTY CASUALTY—FOREIGN 0.9%
Axis Capital Holdings Ltd., 5.50%, Series E (Bermuda)(a)	42,435	1,076,576
Validus Holdings Ltd., 5.80% (Bermuda)(a)	49,597	1,247,364
Validus Holdings Ltd., 5.875%, Series A (Bermuda)(a)	20,308	517,651
		2,841,591
REINSURANCE 0.2%
Reinsurance Group of America, 5.75% to 6/15/26, due 6/15/56(b)	26,337	762,193

REINSURANCE—FOREIGN 0.9%
Arch Capital Group Ltd., 5.25%, Series E (Bermuda)(a)	75,000	1,852,500
Aspen Insurance Holdings Ltd., 5.95% to 7/1/23 (Bermuda)(a),(b)	42,996	1,197,869
		3,050,369
TOTAL INSURANCE		11,078,775

PIPELINES 0.6%
NuStar Energy LP, 7.625% to 6/15/22, Series B (a),(b)	72,001	1,854,026

	Number of Shares		Value
REAL ESTATE—DIVERSIFIED 1.4%
Retail Properties of America, 7.00%(a)	79,500		$2,027,250
VEREIT, 6.70%, Series F(a)	110,372		2,839,872
			4,867,122
TECHNOLOGY—SOFTWARE 0.5%
eBay, 6.00%, due 2/1/56	58,356		1,577,363

UTILITIES 2.4%
Dominion Resources, 5.25%, due 7/30/76, Series A	71,500		1,843,985
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K	63,861		1,631,010
SCE Trust III, 5.75% to 3/15/24(a),(b)	41,100		1,133,949
SCE Trust IV, 5.375% to 9/15/25, Series J (a),(b)	46,177		1,254,629
SCE Trust V, 5.45% to 3/15/26, Series K (a),(b)	31,900		890,010
SCE Trust VI, 5.00%(a)	52,921		1,343,135
			8,096,718
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$88,828,396)			95,909,801

	Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES 104.8%
BANKS 23.4%
AgriBank FCB, 6.875% to 1/1/24(a),(b)	$26,000	†	2,874,625
Bank of America Corp., 6.10% to 3/17/25, Series AA (a),(b)	1,500,000		1,655,625
Bank of America Corp., 6.30% to 3/10/26, Series DD (a),(b)	1,900,000		2,151,750
Bank of America Corp., 6.50% to 10/23/24, Series Z (a),(b)	5,314,000		6,014,784
Citigroup, 6.125% to 11/15/20, Series R (a),(b)	2,026,000		2,170,353
Citigroup, 6.25% to 8/15/26, Series T (a),(b)	3,070,000		3,457,587
Citigroup Capital III, 7.625%, due 12/1/36	4,115,000		5,343,085
CoBank ACB, 6.25% to 10/1/22, Series F, 144A (a),(b),(c)	25,000	†	2,692,970
CoBank ACB, 6.125%, Series G(a)	25,000	†	2,475,783
CoBank ACB, 6.25% to 10/1/26, Series I (a),(b)	2,734,000		3,023,550
Countrywide Capital III, 8.05%, due 6/15/27, Series B	1,815,000		2,339,470
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A (a),(b),(c)	40,000	†	4,400,000
Farm Credit Bank of Texas, 10.00%, 144A, Series I(a),(c)	10,000	†	12,225,000
Goldman Sachs Capital I, 6.345%, due 2/15/34	1,258,000		1,571,788
Huntington Bancshares, 8.50%, Series A (Convertible)(a)	1,234	†	1,826,320
JPMorgan Chase & Co., 7.90% to 4/30/18, Series I (a),(b)	2,230,000		2,299,688
JPMorgan Chase & Co., 6.75%, to 2/1/24 Series S (a),(b)	7,575,000		8,673,829

	Principal Amount	Value
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X (a),(b)	$1,615,000	$1,784,559
PNC Financial Services Group, 6.75% to 8/1/21(a),(b)	4,500,000	5,068,125
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)	3,450,000	3,844,162
Wells Fargo Capital X, 5.95%, due 12/1/36 (TruPS)	2,325,000	2,627,250
		78,520,303
BANKS—FOREIGN 41.0%
ABN AMRO Bank NV, 4.75% to 9/22/27 (EUR) (Netherlands)(a),(b)	800,000	953,113
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(c)	2,600,000	2,944,500
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (EUR) (Spain)(a),(b)	3,200,000	4,403,390
Banco Bilbao Vizcaya Argentaria SA, 9.00% to 5/9/18 (Spain)(a),(b)	1,000,000	1,036,750
Banco Santander SA, 5.25% to 9/29/23 (EUR) (Spain)(a),(b)	2,000,000	2,375,738
Banco Santander SA, 6.75% to 4/25/22 (EUR) (Spain)(a),(b)	2,200,000	2,866,699
Barclays PLC, 5.875% to 9/15/24 (GBP) (United Kingdom)(a),(b)	400,000	530,096
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b)	2,800,000	3,055,503
Barclays PLC, 8.25% to 12/15/18 (United Kingdom)(a),(b)	1,993,000	2,109,441
BNP Paribas, 7.195% to 6/25/37, 144A (France)(a),(b),(c)	3,375,000	3,969,844
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(c)	2,600,000	2,941,250
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(b),(c)	2,600,000	2,863,250
Cooperatieve Rabobank UA, 6.625% to 6/29/21 (EUR) (Netherlands)(a),(b)	600,000	801,718
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(c)	1,200,000	1,344,689
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(c)	3,450,000	4,092,635
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b)	4,100,000	4,428,000
Credit Suisse Group AG, 6.25% to 12/18/24, 144A (Switzerland)(a),(c)	800,000	853,250
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(c)	1,087,000	1,231,222
Danske Bank A/S, 6.125% to 3/28/24 (Denmark)(a),(b)	1,200,000	1,290,624
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(b)	1,000,000	1,053,250
DNB Bank ASA, 5.75% to 3/26/20 (Norway)(a),(b)	1,000,000	1,032,097
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b)	3,000,000	3,220,311
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(c)	2,307,869	2,972,270
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(c)	7,750,000	12,337,070
HSBC Holdings PLC, 5.625% to 1/17/20 (United Kingdom)(a),(b)	600,000	616,500

	Principal Amount	Value
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a),(b)	$1,500,000	$1,572,600
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b)	3,200,000	3,440,992
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b)	2,600,000	2,837,250
ING Groep N.V., 6.00% to 4/16/20 (Netherlands)(a),(b)	400,000	412,840
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b)	600,000	644,280
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b)	2,800,000	3,024,134
Intesa Sanpaolo SpA, 7.00% to 1/19/21, Series EMTN (EUR) (Italy)(a),(b)	2,200,000	2,778,933
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b)	1,737,000	1,951,954
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)(a),(b),(c)	1,350,000	1,549,125
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(c)	1,400,000	1,452,080
Nationwide Building Society, 10.25% (GBP) (United Kingdom)(a)	4,160,000	8,696,060
Rabobank Nederland, 11.00% to 6/30/19, 144A (Netherlands)(a),(b),(c)	8,000,000	9,070,000
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)(a),(b)	600,000	629,850
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)	2,277,000	2,904,314
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b)	1,800,000	1,998,000
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a)	5,400,000	6,000,750
Santander UK Group Holdings PLC, 7.375% to 6/24/22 (GBP) (United Kingdom)(a),(b)	800,000	1,165,868
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)(a),(b)	1,000,000	1,035,134
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(c)	2,200,000	2,387,000
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(c)	2,800,000	3,119,900
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(c)	400,000	459,000
Societe Generale SA, 8.25% to 11/29/18, Series EMTN (France)(a),(b)	600,000	635,772
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(c)	1,200,000	1,284,000

	Principal Amount	Value
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(c)	$1,350,000	$1,463,063
Swedbank AB, 6.00% to 3/17/22 (Sweden)(a),(b)	3,000,000	3,190,554
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b)	2,000,000	2,200,482
UBS Group AG, 6.875% to 3/22/21 (Switzerland)(a),(b)	1,200,000	1,290,937
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b)	600,000	675,030
UBS Group AG, 7.125% to 2/19/20 (Switzerland)(a),(b)	900,000	958,532
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b)	1,800,000	1,953,445
UniCredit SpA, 6.75% to 9/10/21, Series EMTN (EUR) (Italy)(a),(b)	1,200,000	1,482,154
		137,587,243
FOOD 1.4%
Land O’ Lakes, 7.25%, 144A(a),(c)	4,250,000	4,611,250

INDUSTRIALS—DIVERSIFIED MANUFACTURING 3.1%
General Electric Co., 5.00% to 1/21/21, Series D (a),(b)	9,691,000	10,262,285

INSURANCE 21.5%
LIFE/HEALTH INSURANCE 8.1%
MetLife, 9.25%, due 4/8/38, 144A(c)	5,599,000	8,328,512
MetLife, 5.25% to 6/15/20, Series C (a),(b)	2,123,000	2,194,036
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(c)	5,450,000	7,330,250
Prudential Financial, 5.20% to 3/15/24, due 3/15/44(b)	1,075,000	1,144,203
Prudential Financial, 5.625% to 6/15/23, due 6/15/43(b)	7,364,000	8,035,965
		27,032,966
LIFE/HEALTH INSURANCE—FOREIGN 9.7%
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)(a),(b),(c)	4,400,000	4,367,000
La Mondiale Vie, 7.625% to 4/23/19 (France)(a),(b)	3,100,000	3,308,180
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(b),(c)	6,900,000	7,507,200
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(b),(c)	6,200,000	6,502,250
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(b),(c)	1,000,000	1,073,750
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (Cayman Islands)	1,800,000	1,873,863
Prudential PLC, 7.75% (United Kingdom)(a)	1,650,000	1,711,463
Sumitomo Life Insurance Co., 4.00% to 9/14/27, due 9/14/77, 144A (Japan)(b),(c)	4,000,000	3,933,212

	Principal Amount		Value
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(b),(c)	$2,000,000		$2,287,000
			32,563,918
MULTI-LINE—FOREIGN 0.7%
AXA SA, 6.463% to 12/14/18, 144A (France)(a),(b),(c)	2,250,000		2,314,688

PROPERTY CASUALTY 0.8%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(c)	2,000,000		2,530,000

PROPERTY CASUALTY—FOREIGN 1.4%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b)	2,751,000		3,104,421
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b)	1,600,000		1,731,882
			4,836,303
REINSURANCE—FOREIGN 0.8%
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (Ireland)(a),(b)	2,510,000		2,635,733
TOTAL INSURANCE			71,913,608

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN 3.1%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(c)	3,500	†	4,060,000
SoftBank Group Corp., 6.00% to 7/19/23 (Japan)(a),(b)	2,800,000		2,832,928
SoftBank Group Corp., 6.875% to 7/19/27 (Japan)(a),(b)	3,300,000		3,403,455
			10,296,383
MATERIAL—METALS & MINING 1.9%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(b),(c)	5,400,000		6,372,000

MEDIA 0.3%
Viacom, 6.25%, to 2/28/27, due 2/28/57(b)	1,100,000		1,108,916

PIPELINES 4.3%
Enbridge, 5.50% to 7/15/27, due 7/15/77 (Canada)(b)	3,200,000		3,248,000
Enterprise Products Operating LLC, 5.25% to 8/16/27, due 8/16/77, Series E(b)	1,744,000		1,763,620
Transcanada Trust, 5.30% to 3/15/27, due 3/15/77 (Canada)(b)	2,275,000		2,333,297
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(b)	1,290,000		1,371,270

		Principal Amount	Value
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		$5,337,000	$5,803,987
			14,520,174
UTILITIES 4.8%
ELECTRIC UTILITIES 0.2%
NextEra Energy Capital Holdings, 4.664%, due 9/1/67, Series D (FRN) (3 Mo. US LIBOR + 3.348%)(d)		632,000	634,302

ELECTRIC UTILITIES—FOREIGN 4.6%
Emera, 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		7,700,000	8,797,250
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(c)		5,447,000	6,611,296
			15,408,546
TOTAL UTILITIES			16,042,848
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$318,133,018)			351,235,010

CORPORATE BONDS—INSURANCE-PROPERTY CASUALTY 2.0%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(c)		4,829,000	6,854,986
TOTAL CORPORATE BONDS (Identified cost—$4,343,429)			6,854,986

		Number of Shares
SHORT-TERM INVESTMENTS 0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.92%(e)		2,600,000	2,600,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,600,000)			2,600,000
TOTAL INVESTMENTS(f) (Identified cost—$413,904,843)	136.2%		456,599,797
LIABILITIES IN EXCESS OF OTHER ASSETS	(36.2)		(121,413,503)
NET ASSETS (Equivalent to $27.94 per share based on 11,995,942 shares of common stock outstanding)	100.0%		$335,186,294

Note: Percentages indicated are based on the net assets of the Fund.

† Represents shares.

(a) Perpetual security.  Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.  The date indicated, if any, represents the next call date.

(b) Security converts to floating rate after the indicated fixed-rate coupon period.

(c) Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $150,335,512 or 44.9% of the net assets of the Fund, of which 0.0% are illiquid.

(d) Variable rate.  Rate shown is in effect at September 30, 2017.

(e) Rate quoted represents the annualized seven-day yield of the fund.

(f) Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable(a)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Fair Value
$25,000,000	1.117%	Quarterly	1.237%	Monthly	October 19, 2021	$—	$603,239	$603,239
35,000,000	1.203%	Quarterly	1.237%	Monthly	October 19, 2022	—	1,055,496	1,055,496
13,000,000	1.848%	Quarterly	1.237%	Monthly	October 19, 2022	—	(50,583)	(50,583)
40,000,000	1.288%	Quarterly	1.237%	Monthly	October 19, 2023	—	1,421,861	1,421,861
						$—	$3,030,013	$3,030,013

(a) Based on 1 Mo. US LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2017.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	203,434	USD	243,515	10/3/17	$3,076
Brown Brothers Harriman	EUR	445,552	USD	531,352	10/3/17	4,754
Brown Brothers Harriman	EUR	486,874	USD	584,541	10/3/17	9,104
Brown Brothers Harriman	EUR	9,343,371	USD	11,126,320	10/3/17	83,386
Brown Brothers Harriman	GBP	3,988,275	USD	5,142,681	10/3/17	(201,605)
Brown Brothers Harriman	GBP	1,877,225	USD	2,420,588	10/3/17	(94,893)
Brown Brothers Harriman	GBP	2,667,725	USD	3,518,969	10/3/17	(55,780)
Brown Brothers Harriman	USD	8,931,820	GBP	6,656,000	10/3/17	(12,784)
Brown Brothers Harriman	USD	550,721	GBP	406,995	10/3/17	(5,348)
Brown Brothers Harriman	USD	268,803	GBP	198,590	10/3/17	(2,693)
Brown Brothers Harriman	USD	1,706,439	GBP	1,271,640	10/3/17	(2,442)
Brown Brothers Harriman	USD	12,386,032	EUR	10,479,231	10/3/17	(625)
Brown Brothers Harriman	EUR	1,965,443	USD	2,319,694	11/2/17	(6,973)
Brown Brothers Harriman	EUR	11,262,681	USD	13,332,187	11/2/17	(437)
Brown Brothers Harriman	GBP	1,264,945	USD	1,698,986	11/2/17	2,307
Brown Brothers Harriman	GBP	6,500,000	USD	8,730,345	11/2/17	11,853
						$(269,100)

The amount of all interest rate swap contracts and forward foreign currency exchange contracts as presented in the tables above are representative of the volume of activity for these derivative types during the nine months ended September 30, 2017.

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter (OTC) interest rate swaps are valued utilizing quotes received from a third-party pricing service.  OTC options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•      Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

There were $896,025 of securities transferred from Level 1 to Level 2, which resulted from the Fund receiving a broker quote for one security as of September 30, 2017.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities - $25 Par Value:
Banks	$30,811,154	$29,915,129	$896,025	$—
Electric - Integrated Electric	5,913,584	3,413,666	2,499,918	—
Other Industries	59,185,063	59,185,063	—	—
Preferred Securities - Capital Securities:
Banks	78,520,303	1,826,320	76,693,983	—
Other Industries	272,714,707	—	272,714,707	—
Corporate Bonds	6,854,986	—	6,854,986	—
Short-Term Investments	2,600,000	—	2,600,000	—
Total Investments(a)	$456,599,797	$94,340,178	$362,259,619	$—
Interest Rate Swap Contracts	$3,080,596	$—	$3,080,596	$—
Forward Foreign Currency Exchange Contracts	114,480	—	114,480	—
Total Unrealized Appreciation in Other Financial Instruments(a)	$3,195,076	$—	$3,195,076	$—
Interest Rate Swap Contracts	$(50,583)	$—	$(50,583)	$—
Forward Foreign Currency Exchange Contracts	(383,580)	—	(383,580)	—
Total Unrealized Depreciation in Other Financial Instruments(a)	$(434,163)	$—	$(434,163)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments..

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities - Capital Securities- Banks
Balance as of December 31, 2016	$1,917,375
Sales	(1,863,750)
Realized gain (loss)	48,750
Change in unrealized appreciation (depreciation)	(102,375)
Balance as of September 30, 2017	$—

Note 2.   Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Principal Executive Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Principal Financial Officer

Date: November 28, 2017